                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                       ________________________________

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

               Date of Report (date of earliest event reported):

                               January 29, 1997
                               ----------------



                          Newmont Mining Corporation
           --------------------------------------------------------


        Delaware                  1-1153                   13-1806811
    ----------------           -------------          -------------------
    (State or other            (Commission             (IRS Employer
     jurisdiction of            File Number)          Identification No.)
     incorporation)


                 1700 Lincoln Street, Denver, Colorado  80203
             -----------------------------------------------------
             (Address of principal executive offices)   (zip code)


              Registrant's telephone number, including area code:

                                (303)  863-7414
                                ---------------

Item 5.   Other Events.
          ------------

         On January 29, 1997, Newmont Mining Corporation issued a press release which is attached hereto as Exhibit 99 and is incorporated by reference herein in its entirety.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

         (a)  None.

         (b)  None.

         (c)  Exhibits.

              99  Press Release dated January 29, 1997.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           NEWMONT MINING CORPORATION


Date:  January 29, 1997                    By:  /S/ Timothy J. Schmitt
      -----------------                        -----------------------------
                                                Timothy J. Schmitt
                                                Vice President and Secretary